UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2016 (May 31, 2016)

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 3, 2016, Pfizer Inc. (the “Company”) completed a public offering of $1,250,000,000 aggregate principal amount of 1.200% Notes due 2018, $850,000,000 aggregate principal amount of 1.450% Notes due 2019, $1,150,000,000 aggregate principal amount of 1.950% Notes due 2021 and $1,250,000,000 aggregate principal amount of 2.750% Notes due 2026 (together, the “New Notes”) and $500,000,000 aggregate principal amount of 4.400% Notes due 2044 (the “2044 Notes” and, together with the New Notes, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202430) filed with the Securities and Exchange Commission on March 2, 2015.

In connection with the offering of the Notes, the Company entered into an underwriting agreement and related pricing agreement, each dated May 31, 2016, with Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

The 2044 Notes were issued pursuant to an indenture, dated as of January 30, 2001, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Basic Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of May 15, 2014, between the Company and The Bank of New York Mellon, as trustee. The New Notes were issued pursuant to the Basic Indenture, as supplemented by the Sixth Supplemental Indenture, dated as of June 3, 2016, between the Company and The Bank of New York Mellon, as trustee.

The underwriting agreement, pricing agreement, Basic Indenture, fourth supplemental indenture, sixth supplemental indenture and press release related to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, attached as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 31, 2016.

1.2	Pricing Agreement, dated May 31, 2016.

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).

4.2	Fourth Supplemental Indenture, dated as of May 15, 2014 (incorporated by reference from the Company’s Current Report on Form 8-K filed on May 15, 2014).

4.3	Sixth Supplemental Indenture, dated as of June 3, 2016.

4.4	Form of 1.200% Notes due 2018 (included in Exhibit 4.3).

4.5	Form of 1.450% Notes due 2019 (included in Exhibit 4.3).

4.6	Form of 1.950% Notes due 2021 (included in Exhibit 4.3).

4.7	Form of 2.750% Notes due 2026 (included in Exhibit 4.3).

4.8	Form of 4.400% Notes due 2044 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Vice President and Corporate Secretary, Chief Counsel—Corporate Governance of the Company.

23.1	Consent of Margaret M. Madden, Vice President and Corporate Secretary, Chief Counsel—Corporate Governance of the Company (included in Exhibit 5.1).

99.1	Press Release of the Company, dated May 31, 2016.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary, Chief Counsel—Corporate Governance

Dated: June 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 31, 2016.

1.2	Pricing Agreement, dated May 31, 2016.

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).

4.2	Fourth Supplemental Indenture, dated as of May 15, 2014 (incorporated by reference from the Company’s Current Report on Form 8-K filed on May 15, 2014).

4.3	Sixth Supplemental Indenture, dated as of June 3, 2016.

4.4	Form of 1.200% Notes due 2018 (included in Exhibit 4.3).

4.5	Form of 1.450% Notes due 2019 (included in Exhibit 4.3).

4.6	Form of 1.950% Notes due 2021 (included in Exhibit 4.3).

4.7	Form of 2.750% Notes due 2026 (included in Exhibit 4.3).

4.8	Form of 4.400% Notes due 2044 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Vice President and Corporate Secretary, Chief Counsel—Corporate Governance of the Company.

23.1	Consent of Margaret M. Madden, Vice President and Corporate Secretary, Chief Counsel—Corporate Governance of the Company (included in Exhibit 5.1).

99.1	Press Release of the Company, dated May 31, 2016.